Exhibit 32.1
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of enCore Energy Corp. (the “Company”) for the quarter ending June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard Little, Chief Executive Officer of the Company, and Kevin Kremke, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2026	/s/ Richard Little
Richard Little
Chief Executive Officer
(Principal Executive Officer)

Dated: August 13, 2026	/s/ Kevin Kremke
Kevin Kremke
Chief Financial Officer
(Principal Financial Officer)